SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date earliest event reported)                  October 26, 2004

MTR GAMING GROUP, INC.

(exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

000-20508	84-1103135
(Commission File Number)	(IRS Employer Identification Number)

STATE ROUTE 2 SOUTH, CHESTER, WEST VIRGINIA
(Address of principal executive offices)

26034
(Zip Code)

Registrant’s Telephone Number, Including Area Code: (304) 387-8300

N/A
(Former name or former address, if changed since last report)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.               Results of Operations and Financial Condition

On November 8, 2004, the Registrant issued a press release announcing unaudited financial results for the nine months ended September 30, 2004 and scheduled a conference call to discuss such financial results.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.               Other Events

On October 26, 2004, the Registrant’s wholly-owned subsidiary, Speakeasy Gaming of Fremont, Inc. (“Speakeasy”) received written notice from HHLV Management Company, LLC (“HHLV”) that HHLV shall not extend the term of the Joint Operating License Agreement executed by Speakeasy and HHLV as of March 10, 2004 (the “Agreement”) with respect to the joint operation of the Binion’s Horseshoe Hotel and Casino. Accordingly, the Agreement will expire by its terms on March 10, 2005.

Item 9.01                Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibits:

Exhibit No.	Description

99.1	Press Release dated November 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MTR GAMING GROUP, INC.

		By:	/s/ John W. Bittner Jr.
John W. Bittner, Jr.
Chief Financial Officer

Date:	November 8, 2004